SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 6, 1995



                           ALBA-WALDENSIAN, INC.
           (Exact name of registrant as specified in its charter)



Delaware                           1-6150                        56-0359780
(State or other jurisdiction    (Commission                   (IRS Employer
of incorporation)               File Number)            Identification No.)



201 St. Germain Avenue, S.W., P.O. Box 100, Valdese, NC               28690
          (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (704) 874-2191


                               Not applicable
       (Former name or former address, if changed since last report.)

Item 2.   Acquisition or Disposition of Assets

     Pursuant to an Asset Purchase Agreement dated March 6, 1995 between the Registrant and Kayser-Roth Corporation, the Registrant acquired all of the assets associated with the Balfour Healthcare Division of Kayser-Roth Corporation for $14,973,014.00. The assets acquired include a manufactur-ing facility located in Rockwood, Tennessee, all healthcare related machinery (including knitting, sewing, dying and other equipment involved in the manufacturing process), office equipment, furniture and fixtures, raw materials, work-in- process and inventories and all accounts receivable not collected as of March 6, 1995 relating to the Balfour Healthcare Division. The purchase price was paid in cash and was financed by a loan from First Union National Bank of North Carolina. The purchase price was determined following negotiations with Kayser-Roth Corporation and due diligence conducted by the Registrant and was approved by the Registrant's Board of Directors.

     The assets acquired were used by Kayser-Roth Corporation to manufac-ture and distribute component and finished tubular knit products. Products manufactured include gown cuffs, stockinette drapes, orthopedic stockinette for casting systems, patient footwear, infant caps and specialty products. The Registrant intends to continue to use the assets acquired in the same manner they were used prior to the acquisition. Under a transition agreement, Kayser-Roth Corporation will continue to manufacture sock products at the Rockwood, Tennessee plant for a phase-out period of approximately six months.

     Prior to December 31, 1994, the Registrant paid a royalty to Kayser-Roth Corporation for the license to use the brand name "No Nonsense." The license expired on December 31, 1994 and was not renewed by the Registrant.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

     Audited financial statements of the Balfour Healthcare Divison of Kayser-Roth Corporation are not available as of the date of this filing. The required financial statements will be filed under cover of a Form 8-K/A as soon as practicable but in any event no later than May 20, 1995, 60 days after this Form 8-K is required to be filed.


     (b)  Pro Forma Financial Information.

     The pro forma financial information required with respect to the acquisition of the Balfour Healthcare Division of Kayser-Roth Corporation are not available as of the date of this filing. The required pro forma financial statements will be filed under cover of a Form 8-K/A as soon as practicable but in any event no later than May 20, 1995, 60 days after this Form 8-K is required to be filed.




                             Page 2 of 4 Pages

     (c)  Exhibits

          2 Asset Purchase Agreement dated as of March 6, 1995 between the Registrant and Kayser-Roth Corporation.

          23.1      Consent of Arthur Andersen LLP  (to be filed by amendment).



                            Page 3 of 4 Pages

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ALBA-WALDENSIAN, INC.



                              By:  /s/ Thomas Nail
                                   Thomas Nail
                                   Treasurer, Secretary and Chief Financial
                                     Officer



Dated:  March 20, 1995


                             Page 4 of 4 Pages

                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.


                                  EXHIBITS

                                  FORM 8-K
                               CURRENT REPORT


Date of Report                                       Commission File Number
March 6, 1995                                          1-6150


                           ALBA-WALDENSIAN, INC.

                               EXHIBIT INDEX


Exhibit No               Exhibit Description


   2 Asset Purchase Agreement dated as of March 6, 1995 between the Registrant and Kayser-Roth Corporation. (Page __ of the sequentially numbered pages).


  23.1              Consent of Arthur Andersen LLP (to be filed by amendment).